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                                                                   EXHIBIT 10.3

                 OPEN SKIES RESERVATION SERVICES AGREEMENT

This Host Reservation Services Agreement ("Agreement") is made between OPEN SKIES, INC., a Utah corporation ("OPEN SKIES"), and "NewAir", a Delaware corporation, ("Customer") as of July 15, 1999 ("Effective Date"). OPEN SKIES is a wholly owned subsidiary of HEWLETT-PACKARD COMPANY ("HP").

The purpose of this Agreement is to set forth the mutually agreeable terms and conditions under which OPEN SKIES shall perform Host
Reservation Services for Customer.

1.       DEFINITIONS

1.1      "CUSTOM ENHANCEMENT REQUEST" means a request by Customer to:
         (a) modify hardware and software used by OPEN SKIES to provide the Host Reservation Services or (b) otherwise enhance the Host Reservation Services as further described in Section 6 of this Agreement.

1.2      "ELECTRONIC RESERVATION" is equivalent to a "Passenger Name Record".

1.3 "FIRST FLIGHT" is defined as the inaugural flight of the Customer and the initial start of passenger flight operations.

1.4 "HOST RESERVATION SERVICES" means the services to be performed by OPEN SKIES and hosted on the OPEN SKIES Reservation Services Hardware and Software located at an OPEN SKIES approved facility as described in Exhibit A.

1.5 "INTELLECTUAL PROPERTY RIGHTS" includes copyrights, patents, trade marks, service marks, design rights (whether registered or unregistered), trade secrets, know-how, expertise and all other similar proprietary rights.

1.6 "MATERIALS" means all tangible materials developed in the course of this Agreement including documents, records, and computer software programs.

1.7 "PASSENGER NAME RECORD (PNR)" means an individual electronic record with a unique record locator number, which may contain one or more passenger names and booked segments.

1.8 "REVENUE PASSENGER BOARDED" or "RPB" is defined the same as a Segment.

1.9 "RESERVATION SERVICES HARDWARE AND SOFTWARE" means the hardware and software used by OPEN SKIES to provide the Host Reservation Services.

1.10 "SEGMENT" means an individual, direct flight segment with one flight number.

1.11 "SEGMENT FEE" means the fee applied for each individual passenger enplaned for a single segment.

1.12 "SERVICE FEES" means the fees payable by Customer as specified in Exhibit B.

2.       OPEN SKIES OBLIGATIONS

         OPEN SKIES shall use reasonable commercial efforts to perform the Host Reservation Services in accordance with the terms and conditions of this Agreement. OPEN SKIES may select qualified and reputable subcontractors to fulfill any of OPEN SKIES' obligations.

3.       CUSTOMER OBLIGATIONS

3.1 GENERAL OBLIGATIONS. Customer shall comply with the general obligations stated below, as well as the payment obligations specified in Exhibit B and will perform and observe the Customer responsibilities outlined in all Exhibits and attachments, including Exhibit C.

3.2 ACCESS. Customer will provide OPEN SKIES with access to and use of all information, Customer data, internal resources, and facilities as reasonably determined by OPEN SKIES to be necessary to deliver the Host Reservation Services.

3.3 COOPERATION. Customer agrees to cooperate with OPEN SKIES and respond to all reasonable requests to facilitate OPEN SKIES' delivery of Host Reservation Services. OPEN SKIES will not be liable for failure to provide the Host Reservation Services due to delayed, false or inaccurate information provided by Customer.

3.4 NOTICE OF INCREASED USAGE. To the extent possible, Customer agrees to provide OPEN SKIES with at least thirty (30) days prior notice of any acquisitions, alliances or any

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         significant changes to Customer's business that likely substantially increase Customer's usage of the Reservation Services or otherwise adversely impact the Reservation Services Hardware and Software performance and available capacity.

3.5 CUSTOMER CONTACTS. Customer designates the person set forth in Exhibit C 1.1 as the primary authorized contact for account management, project funding, performance, payment and other commercial issues with respect to the Reservation Services (the "Customer Account Liaison"). Customer further designates the person(s) set forth in Exhibit C 1.2 as the authorized contacts to utilize the telephone support and Internet technical support system (the "Authorized Support Contacts"). Customer will ensure that all Authorized Support Contacts will have received adequate training on the Reservation Services. Customer may change their designated Account Liaison or Authorized Support Contacts by written notice to OPEN SKIES.

3.6 CUSTOMER COSTS. Customer will be responsible for all its own costs and expenses except for those costs and expenses for which OPEN SKIES is specifically responsible as set out in this Agreement.

3.7 USE BY CUSTOMER. The Host Reservation Services and associated Materials and information provided to Customer as part of this Agreement are for the sole and exclusive use of Customer. Customer may, however, permit agents hired by Customer or Customer's subcontractors to access the Host Reservation Services solely for the purpose of procuring reservation services for and on behalf of Customer; provided that: (i) Customer promptly provides OPEN SKIES the names of each such agent and (ii) each such agent agrees to be bound by the terms and conditions of this Agreement including, but not limited to, the confidentiality provisions of Section 9. Customer may not transfer any Material or information, in any form whatsoever, to any other third party nor allow any third party to access or use the Host Reservation Services or such Material or information without the prior written consent of OPEN SKIES. Such transfer of or access to the Host Reservation Services or Material or information shall constitute a material breach of this Agreement.

3.8 TRAINING. Except for the initial training provided by OPEN SKIES as described in Exhibit A, Customer will be responsible for training Customer employees and authorized agents on use of the Reservation Services including, but not limited to, use of any new functions or Custom Enhancement Request for which OPEN SKIES provides user documentation.

3.9 TELECOMMUNICATIONS AND EQUIPMENT. Unless otherwise specified in Exhibit A, Customer shall be responsible for all telecommunication dedicated, dial-up or wireless circuits used by Customer in connection with the transmission of data between the Reservation Services Hardware and Software and the Customer's site(s).

         Customer shall provide, install and operate compatible hardware and communications equipment, which meets OPEN SKIES required specifications, necessary for connecting to the Reservation Services Hardware and Software. Customer is required to have Internet Access and Internet electronic mail capability in order to communicate properly with OPEN SKIES support.

4.       HARDWARE AND SOFTWARE

         OPEN SKIES will perform Host Reservation Services using the Reservation Services Hardware and Software. Title to the Reservation Services Hardware and Software is retained by HP and/or OPEN SKIES and Customer has no rights thereto except as specifically permitted under this Agreement. OPEN SKIES may upgrade and replace the Reservation Services Hardware and Software as OPEN SKIES, in its sole discretion, deems appropriate provided that OPEN SKIES maintains the same level of services.

5.       PRICE AND PAYMENT

5.1 SERVICE FEES. In consideration for OPEN SKIES' provision of Host Reservation Services as described in this Agreement, Customer will pay OPEN SKIES the Service Fees as set forth in Exhibit B and as stated elsewhere in this Agreement.

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5.2      EXPENSES. Customer shall bear all expenses incurred by OPEN SKIES personnel in connection with travel to Customer's site(s) to implement the Reservation Services, or to provide training, consulting, support or other services at Customer's site at Customer's request. Such expenses shall include, without limitation, air travel, ground transportation, lodging, meals and incidentals. If Customer does not pay the provider(s) directly for travel and related expenses for such personnel, OPEN SKIES will bill Customer, and Customer agrees to pay, the actual cost of such expenses plus a service fee of seven percent (7%). This fee is applied to travel arranged through OPEN SKIES' travel provider for all air travel, lodging or ground transportation for all OPEN SKIES employees.

5.3 PAYMENT TERMS. All payments made under this Agreement shall be made in United States dollars either: (a) by electronic funds transfer, prepaid, to the bank account designated on the invoice; or (b) by check drawn on a United States bank and delivered to the address indicated on the invoice. All payments under this Agreement are due within thirty (30) days from OPEN SKIES' invoice date. Service Fees as stated in Exhibit B will be invoiced in advance at the beginning of each month for the Host Reservation Services to be rendered for the following month. (By way of example, OPEN SKIES will invoice Customer on January 1 for services to be performed from February 1 through February 28). Any amounts not paid when due will bear interest at the lesser of: (a) 1.5% per month or (b) the maximum rate allowable by law. OPEN SKIES may change credit or payment terms at any time when, in OPEN SKIES' opinion, Customer's financial condition, previous payment record, or the nature of Customer's relationship with OPEN SKIES so warrants.

5.4      FAILURE TO PAY. If Customer fails to pay any sum when due after ten
         (10) days written notice, OPEN SKIES may, without breach of this Agreement, discontinue performance under this Agreement until all outstanding payments are received.

5.5 TAXES. Taxes, such as sales, use, service, value added or like taxes, are not included in the Service Fees and will be invoiced, if applicable, as separate items. Taxes on income are specifically excluded from the taxes described in this Section.

6.       CUSTOM ENHANCEMENT REQUESTS

6.1 REQUESTS. Customer may submit a written Custom Enhancement Request for enhancements to the Host Reservation Services to better support Customer's business requirements. Each Custom Enhancement Request must include (a) a description of the requested change; (b) the purpose for the change; (c) the priority; (d) date of requested implementation; and (e) signature of authorized requester.

6.2 IMPLEMENTATION. Implementation of any Custom Enhancement Request is entirely at OPEN SKIES' discretion. If OPEN SKIES agrees to implement a Custom Enhancement Request, OPEN SKIES will advise Customer of the estimated schedule for implementation and of any anticipated impact on the provision of Host Reservation Services presently being provided. If Customer then requests OPEN SKIES to proceed with implementation, Customer agrees to pay OPEN SKIES the fees for such implementation as agreed to by the parties.

6.3 FEE ADJUSTMENT. To the extent possible, Open Skies agrees to provide Customer with any increases to the Service Fees charged for any Custom Enhancement at the time when a Custom Enhancement project quotation is given. Prior to the implementation of any significant Custom Enhancement Request to the Reservation Services Hardware and Software, Open Skies reserves the right to increase the Service Fees charged to Customer with a written notice.

7.       WARRANTIES

         OPEN SKIES warrants that the Host Reservation Services shall be performed in a professional and workmanlike manner. THE EXPRESS WARRANTY OF OPEN SKIES STATED IN THIS SECTION 7 IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS.

8.       INTELLECTUAL PROPERTY RIGHTS

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8.1      All Intellectual Property Rights existing prior to the Effective Date shall belong to the party that owned such rights immediately prior to the Effective Date. Neither party shall gain by virtue of this Agreement any rights of ownership of copyrights, patents, trade secrets, trademarks or Intellectual Property Rights owned by the other.

8.2 HP and/or OPEN SKIES, as the case may be, shall own all Intellectual Property Rights, title and interest pertaining to the Reservation Services Hardware and Software and to the Materials developed by OPEN SKIES for the purposes of this Agreement. Customer acknowledges that information, software, and documentation created by OPEN SKIES in the course of delivering Host Reservation Services may be used by OPEN SKIES and its affiliated companies to facilitate delivery of similar services to other customers.

9        CONFIDENTIAL INFORMATION

9.1 During the term of this Agreement, either party may receive or have access to technical information, as well as information about product plans and strategies, promotions, customers and related non-technical business information which the disclosing party considers to be confidential ("Confidential Information"). Before such Confidential Information is disclosed, the parties shall first agree to disclose and receive such information in confidence. If then disclosed, the Confidential Information shall be marked as confidential at the time of disclosure, or if disclosed orally but stated to be confidential, shall be designated as confidential in a writing by the disclosing party summarizing the Confidential Information disclosed and sent to the receiving party within thirty
         (30) days after such verbal disclosure.

9.2 Confidential Information may be used by the receiving party only with respect to the performance of its obligations under this Agreement, and only by those employees of the receiving party and its subcontractors who have a need to know such information for purposes related to this Agreement, provided that such subcontractors have signed separate agreements containing substantially similar confidentiality provisions. The receiving party shall protect the Confidential Information of the disclosing party by using the same degree of care (but not less than a reasonable degree of care) to prevent the unauthorized use, dissemination or publication of such Confidential Information, as the receiving party uses to protect its own confidential information of a like nature. The receiving party's obligation under this
         Section 9 shall be for a period of three years after the date of disclosure or one (1) year from the end of the Agreement term, whichever is greater.

9.3 The obligations stated in this Section 9 shall not apply to any information which is: (a) already known by the receiving party prior to disclosure; (b) publicly available through no fault of the receiving party; (c) rightfully received from a third party without a duty of confidentiality; (d) disclosed by the disclosing party to a third party without a duty of confidentiality on such third party;
         (e) independently developed by the receiving party prior to or independent of the disclosure; (f) disclosed under requirement of law; or (g) disclosed by the receiving party with the disclosing party's prior written approval.

10.      REMEDIES AND LIABILITY

         NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT:

(A) OPEN SKIES' AGGREGATE LIABILITY IN CONNECTION WITH THIS AGREEMENT AND THE PROVISION OF HOST RESERVATION SERVICES TO CUSTOMER, REGARDLESS OF THE FORM OF ACTION GIVING RISE TO SUCH LIABILITY (WHETHER IN CONTRACT, TORT OR OTHERWISE) SHALL NOT EXCEED THE LESSER OF THE PREVIOUS FOUR (4) MONTHS PAYMENTS BY CUSTOMER OR THE AGGREGATE AMOUNT PAID BY CUSTOMER TO OPEN SKIES FOR THE HOST RESERVATION SERVICES UNDER THIS AGREEMENT;

(B) OPEN SKIES SHALL NOT BE LIABLE FOR ANY EXEMPLARY, SPECIAL, INDIRECT, CONSEQUENTIAL OR INCIDENTAL DAMAGES OF ANY KIND (INCLUDING WITHOUT LIMITATION LOST PROFITS), EVEN IF OPEN SKIES HAS BEEN ADVISED

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         OF THE POSSIBILITY OF SUCH DAMAGES; AND

(C) OPEN SKIES SHALL NOT BE LIABLE FOR ANY CLAIMS OF THIRD PARTIES AGAINST CUSTOMER RELATING TO THE PROVISION OF HOST RESERVATION SERVICES, AND CUSTOMER SHALL DEFEND OPEN SKIES FROM, AND INDEMNIFY AND HOLD OPEN SKIES HARMLESS AGAINST, ALL SUCH CLAIMS.

(D) THE LIMITATIONS SET FORTH IN CLAUSES "(A)" AND "(C)" ABOVE SHALL NOT APPLY TO LIABILITY FOR DEATH, PERSONAL INJURY OF A PHYSICAL NATURE OR DAMAGE TO TANGIBLE PERSONAL PROPERTY CAUSED BY OPEN SKIES' NEGLIGENCE OF INTENTIONAL MISCONDUCT BUT ANY SUCH LIABILITY SHALL NOT EXCEED $1,000,000.

THE FOREGOING STATES THE ENTIRE LIABILITY OF OPEN SKIES WITH REGARD TO THIS AGREEMENT AND THE PROVISION OF HOST RESERVATION SERVICES HEREUNDER. THE LIMITATIONS OF LIABILITY CONTAINED IN SECTION 7 ABOVE AND THIS SECTION 10 ARE A FUNDAMENTAL PART OF THE BASIS OF OPEN SKIES' BARGAIN HEREUNDER, AND OPEN SKIES WOULD NOT ENTER INTO THIS AGREEMENT ABSENT SUCH LIMITATIONS.

11.      INDEMNIFICATION

         OPENSKIES will indemnify, defend and hold harmless Customer from and against any and all damages, liabilities and expenses (including attorney's fees) resulting in any way from any claim or suit arising out of the infringement of Customer's use of the Reservation Services Hardware and Software as furnished hereunder of any U.S. copyright, patent, and trade secret right provided that: (i) OPENSKIES is notified promptly in writing of such claim, (ii) OPENSKIES controls the defense or settlement of the claim, and (iii) Customer cooperates reasonably and gives all necessary authority, information and assistance (at OPENSKIES's expense). OPENSKIES will pay all damages and costs finally awarded against Customer, provided that OPENSKIES will not be responsible for any costs, expenses or compromise incurred or made by Customer without OPENSKIES's prior written consent. If the use of any of the Reservation Services Hardware and Software (each, "Infringing Item") is permanently enjoined, OPENSKIES will, in its sole discretion and at its own expense: (i) procure for Customer the right to continue using the Infringing Item, (ii) replace the Infringing Item with a non-infringing alternative, or (iii) modify the Infringing Item so that it becomes non-infringing.

THIS SECTION 11 STATES THE ENTIRE LIABILITY OF OPEN SKIES AND HP WITH RESPECT TO ANY CLAIM OF INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS OF THE RESERVATION SERVICES HARDWARE AND SOFTWARE.

12.      TERM AND TERMINATION

12.1 TERM. Unless otherwise terminated earlier under this Section 12, this Agreement shall commence on the Effective Date and continue for a period of five (5) years. This Agreement includes three (3) automatic renewals of one year each (for years 6, 7 and 8), subject to notification by the airline within ninety (90) days of the term expiration. During these option years (years 6, 7 and 8), OPEN SKIES reserves the right to increase rates by no more than 10% in year 6, 5% in year 7 and 5% in year 8. If Service Fees are to be increased, OPEN SKIES agrees to give Customer written notice of such increase in Service Fees at least one hundred twenty (120) days prior to the end of the previous term. Any such renewal shall be on the same terms and conditions as this Agreement.

12.2     TERMINATION FOR CAUSE.

12.2.1 Except for non-payment by Customer, either party may terminate this Agreement for material breach provided the terminating party gives the other party written notice of termination and such other party has not cured such material breach within ninety (90) days after receipt of such notice. In the event of non-payment by Customer, OPEN SKIES may give ten (10) days written notice and terminate the Agreement at the end of the ten day notice period if payment has not been made.

12.2.2 OPEN SKIES shall not be in material breach if its failure to perform hereunder is due to problems caused by Customer software and associated data, or by

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         hardware or other equipment failures for hardware or other equipment not maintained by OPEN SKIES.

12.2.3 If Customer terminates due to OPEN SKIES' material breach, OPEN SKIES will, upon Customer's request, provide Customer with duplicates of magnetic tapes or print-outs of Customer's database.

12.2.4 If OPEN SKIES terminates due to Customer's material breach, Customer will (i) pay OPEN SKIES in full for all Host Reservation Services performed by OPEN SKIES up to the date of termination, and (ii) reimburse OPEN SKIES in full for any costs, losses, expenses or damages OPEN SKIES incurs as a result of the termination. OPEN
         SKIES will, upon Customer's request and at reasonable expense to Customer, provide Customer with duplicates of magnetic tapes or print-outs of Customer's database.

12.2.5 If either party becomes insolvent, is unable to pay its debts when due, ceases to operate in the normal course of business, has a receiver appointed, or has its assets assigned, it shall be considered a material breach and the other party may cancel any unfulfilled obligations and terminate for cause without notice.

13.      GENERAL

13.1 NON-RESTRICTIVE RELATIONSHIP. This Agreement does not prevent either party from (i) entering into similar agreements with others, whether or not in the same industry, or (ii) independently developing any materials, products or services which are similar to those of either party irrespective of their similarity to any materials, products or services delivered hereunder, or (iii) using in any way it deems appropriate any idea, concept, know-how or technique which relates to information technology and is developed or provided by either party or jointly by both parties during the course of this Agreement.

13.2 PUBLICITY. Customer's purchase and use of OPEN SKIES' Host Reservation Services will be deemed to constitute Customer's permission for OPEN SKIES to use Customer as a reference in marketing these services unless Customer specifically revokes this permission in writing. OPEN SKIES will contact Customer regarding details of the reference. In no event will either party publicize or disclose to any third party, without the consent of the other party, either the price or other material terms of this Agreement.

13.3 NO JOINT VENTURE. Nothing contained in this Agreement shall be construed as creating a joint venture, partnership or employment relationship between the parties, nor shall either party have the right, power or authority to create any obligation or duty, express or implied, on behalf of the other.

13.4 NO ASSIGNMENT. Except with respect to OPEN SKIES' rights regarding the use of subcontractors, neither party may assign, directly or indirectly by operation of law, any rights or obligations under this Agreement without the prior written consent of the other party.

13.5 FORCE MAJEURE. OPEN SKIES shall not be responsible for any failure to fulfill its obligations hereunder due to causes beyond its reasonable control, including without limitation acts or omissions of government or military authority, acts of God, shortages of materials, transportation delays, fires, floods, labor disturbances, riots or wars.

13.6 NOTICES. All notices that are required to be given under this Agreement shall be in writing and shall be sent to the address of the OPEN SKIES and Customer recipient set out in Section 12.6.1 below, or such other address as the representative of each party may designate by notice given in accordance with this Section 12.6. Any such notice may be delivered by hand, by overnight courier, by first class pre-paid letter or by facsimile transmission, and shall be deemed to have been delivered upon receipt.

13.6.1 For the purposes of this Section 12.6 the address of each party shall be:

                        Customer: NEW AIR CORPORATION

                        Attention: THOMAS E. KELLY

                        Address: 6322 S. 3000 E.
                                 SUITE L-260
                                 SALT LAKE CITY, UTAH 84121


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                        Telephone: 801-453-1927

                        Facsimile: 801-944-4840

                        OPEN SKIES:

                        Attention: Finance Dept.

                        Address: 6322 South 3000 East

                                 Salt Lake City, UT 84121,
                                 U.S.A.

                        Telephone: (801) 947-7800

                        Facsimile: (801) 947-7801

13.7 WAIVER. Neither party's failure to exercise any of its rights under this Agreement shall constitute or be deemed to constitute a waiver or forfeiture of such rights.

13.8 SEVERABILITY. If any term or provision of this Agreement is held to be illegal or unenforceable, the validity or enforceability of the remainder of this Agreement shall not be affected.

13.9     EXHIBITS. The Exhibit(s) attached and listed below are part of this
         Agreement:

                        Exhibit A Host Reservation Services

                        Exhibit B Service Fee Schedule

                        Exhibit C Customer Contacts

13.10    SURVIVAL. The following provisions survive termination of this
         Agreement: Section 5 (Price and Payment), Section 7 (Warranties),
         Section 8 (Intellectual Property Rights), Section 9 (Confidential Information), Section 10 (Remedies and Liabilities).

13.11 HEADINGS. The headings in this Agreement are for the convenience of the parties only, and are in no way intended to define or limit the scope or interpretation of the Agreement or any provision hereof.

13.12 RELATIONSHIP. OPEN SKIES is an independent contractor and nothing in this Agreement shall render either party an employee, agent or partner of the other. Neither party shall be liable for the acts or omissions of the other.

13.13 ENTIRE AGREEMENT. This Agreement and its exhibits constitute the entire agreement between OPEN SKIES and Customer, and supersede any prior or contemporaneous communications, representations or agreements between the parties, whether oral or written, regarding the subject matter of this Agreement. Customer's additional or different terms and conditions shall not apply. The terms and conditions of this Agreement may not be changed except by an amendment signed by an authorized representative of each party.

13.14 APPLICABLE LAW. This Agreement is made under and shall be construed in accordance with the law of California without giving effect to that jurisdiction's choice of law rules.

IN WITNESS WHEREOF, OPEN SKIES and Customer, each acting with proper authority, have caused this Agreement to be executed as of the date set forth below.

SIGNED FOR AND ON BEHALF OF                      SIGNED FOR AND ON BEHALF OF

CUSTOMER                                         OPEN SKIES, INC.

By: /s/ Thomas E. Kelly                          By: /s/ Roy Breslawski

Name: THOMAS E. KELLY                            Name: Roy Breslawski

Title: EXECUTIVE VICE PRESIDENT                  Title: Marketing Manager

Date: JULY 19, 1999                              Date: July 20, 1999

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                                   EXHIBIT A

                          HOST RESERVATION SERVICES


1.   IMPLEMENTATION SERVICES

1.1 TIMEFRAME PLANNING. OPEN SKIES agrees to work with Customer to identify the appropriate timeframe for Implementation Services to commence. OPEN SKIES currently anticipates completion of Implementation Services by December 15, 1999. OPEN SKIES and Customer will mutually develop a final project plan containing essential installation items and objective dates. OPEN SKIES shall not be responsible for delays resulting from third party services or for unanticipated delays in the installation of data circuits.

1.2 DATA CENTER IMPLEMENTATION. (Not applicable for renewal customers). OPEN SKIES will configure, install, activate and test the necessary data center hardware and software for providing the Reservation Services to the Customer. Unless otherwise specified, this service does not include communication circuits, wireless data services or any remote communication devices including routers, or network hardware. Client personal computers, workstations or other customer devices connected to the OPEN SKIES Reservation Services Hardware and Software are the responsibility of the Customer and must meet the minimum specifications as required by OPEN SKIES.

1.3 SYSTEM INTEGRATION SERVICES. During the implementation of Host Reservation Services and prior to production use of such services, OPEN SKIES will assist in the assessment of third party hardware & software to ensure compatibility with the OPEN SKIES Reservation Services Hardware and Software. The Customer shall be responsible for the cost of modifying or replacing any third party systems including hardware and software. Future integration services may be included on a cost estimated basis.

1.4 CUSTOMER SITE INSTALLATION. OPEN SKIES will be responsible for installing and testing the required telecommunications connection between the OPEN SKIES designated data center and the Customer designated facility. The Customer shall be responsible for the cost of troubleshooting or connecting of the Customer's internal network. Additional technical support for on-site assistance after the initial conversion for production use of the Host Reservation Services shall be quoted on a project basis at the request of the Customer.

1.5 INITIAL TRAINING. OPEN SKIES will supply the following training for the Reservation Services:

     - Up to a maximum of 5 days and up to 10 individuals at the Open Skies Offices in Salt Lake City, Utah. Topics will include Use of FlightSpeed, Airport Check-In, Irregular Operations, Flight Scheduling & Fare Maintenance, and Reservations and Supervisory Features.

     - Customer should complete basic computer familiarization and Windows training for all trainees, prior to the initial training.

     - Up to 5 days on-site with 3 Open Skies employees, typically during cutover to the production Host Reservation Services.

1.6 REFERENCE MATERIAL. Customer will be provided a maximum of one user reference manual set per attendee listed in initial training. Electronic copies are available upon request. Technical specification and technical reference manuals are for internal OPEN SKIES use only, unless otherwise specified in this Agreement or by other arrangement. All OPEN SKIES provided materials are in the English language unless otherwise specified within this Agreement.

1.7 COMPLETION OF IMPLEMENTATION SERVICES. Upon completion of the Implementation Services as described in this Section 1, Exhibit A, OPEN SKIES will provide written notification to the Customer Account Liaison named in Exhibit C, Section 1.1.

1.8 OPEN SKIES agrees to attend a half-day roundtable discussion sponsored by Customer to mutually share

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     information on the operation of Host Reservation Services. This roundtable discussion will be held in Salt Lake City, Utah and take place between six (6) and twelve (12) months after the implementation of Host Reservation Services.

2.   SUPPORT SERVICES

2.1 RESPONSE CENTER SUPPORT. OPEN SKIES will include at no additional charge, English speaking, 24 hour a day and 7 day a week Response Center support via email, an Internet application or by telephone. This support is subject to the following level:

2.1.1 HOURS. Non-emergency OPEN SKIES Response Center support is available during normal business hours (08:00 to 17:00 Mountain Standard Time, Monday-Friday, excluding HP holidays). An English speaking OPEN SKIES Response Center Engineer will respond within 4 WORKING HOURS of call origination.

2.1.2 INITIAL SUPPORT. Included in the first 30 days following the implementation of Host Reservation Services, Customer is allotted a maximum of (10) ten available hours of included Response Center support. This allotment of hours is for the specified period only and may not be carried forward.

2.1.3 BASIC SUPPORT. After the first expiration of Initial Support, Customer is allotted a maximum of (5) five monthly hours of included Response Center support. This allotment of hours is for the specified period only and may not be carried forward.

2.1.4 SUPPORT RATE. Hours more than the applicable Initial or Basic Support for the Response Center will be invoiced at a rate of US$150/hour.

2.1.5 AVAILABLE ASSISTANCE. The OPEN SKIES Response Center may be contacted for assistance in the following areas. All services are in English, unless otherwise specified in this Agreement.

        - EMERGENCY. An "Emergency" is defined as a an aircraft incident or emergency on behalf of the Customer, a complete system outage or a system error in which the Customer cannot generate Electronic Reservations utilizing the Host Reservation Services.

           1) The OPEN SKIES Response Center Engineers may be reached, without charge, in case of an emergency 24 hours daily and 7 days a week.

           2) The Customer will be provided an emergency contact number that may be utilized for Emergency use only. The Customer will be requested to leave a message and telephone number, in English, on the emergency response system. This initiates an automatic remote notification to a qualified OPEN SKIES representative, based upon a pre-determined order of contact. The system continues to call an OPEN SKIES representatives (at fifteen
               (15) second intervals) until it receives an answer. A representative of OPEN SKIES will return the Customer's call within (15) fifteen minutes.

           3) Provided the Emergency is due to an outage of the Host Reservation Services, OPEN SKIES will advise Customer every
               (4) four hours regarding the status of the error or problem and the anticipated period to resolution. Senior OPEN SKIES management will be notified and briefed on the situation.

        - ERROR REPORTING: Customer may report an identified Host Reservation Services error or "bug" at no additional cost.

        - GENERAL HELP. Customer may request application help or assistance for Host Reservation Services and products as specified in Exhibit A, Section 3.

        - REQUESTS FOR SERVICES OR ENHANCEMENTS. Customer may contact the OPEN SKIES Response Center for any requests for general or custom enhancements to the Reservation Services Hardware and Software, consulting services, new product requests or for additional training requests. These services are subject to the Service Fees as described in Exhibit B.

2.1.6 DIRECT CONSULTATION. "Direct Consultation" is defined as Customer initiated contact directly to OPEN SKIES research & development personnel, thereby bypassing the OPEN SKIES Response Center. Direct Consultation will be invoiced at $285/hr.

2.1.7 ARCHIVE SERVICES. OPEN SKIES acknowledges Customer's interest in reducing data storage costs by archiving older customer database data onto tape media, instead of maintaining it on disk drives.

3. PRODUCT FEATURE AND FUNCTIONALITY DESCRIPTION

3.1 OPENRES.

3.1.1 BOOKING ENGINE FUNCTIONS:

      - Integrated schedule/fare/availability display
      - Ability to retrieve availability displays and fares simultaneously
      - Ability to book/change/divide/cancel reservations
      - Complete PNR history
      - Books up to 98 passengers per PNR
      - Supports eight flight segments per passenger
      - Route fare table display
      - Passenger and PNR search by flight, date, name, telephone number, LATA number, ARC#, travel date, origin and / or destination city
      - Ignore record/changes capability
      - Reduce number in party
      - Easy to use Divide functionality
      - Unlimited PNR remarks to Database Capacity
      - Reservation holds for airline specified time frame
      - Optional assigned seating and advance boarding pass
      - Complete on-line agent help system
      - Application security at the agent level
      - Customer and travel agency profiles maintained on-line
      - Queuing system to queue PNRs between agents/department
      - Increased Level of Passenger Security - bag tag numbers, numbers of bags, on board count
      - Multiple Classes of Service
      - Profile and Identify Passengers - at check-in and on printed manifest

      REVENUE ACCOUNTING FEATURES:

      - Travel agency accounts receivable system
      - Batch and on-line invoice printing
      - Daily customer receipts reconciliation / balancing
      - Flight revenue reporting
      - Flight liability reporting
      - Load factor by flight/date/week/month reporting
      - Earned / unearned revenue reporting
      - Revenue/mile report per segment
      - Direct link credit card authorization and capture
      - Form of payment reporting

      ACCOUNTING REPORTS:

      - Segments booked by city pair for the hour/day/week/month
      - Number of segments per agent, on demand
      - Segments booked by travel agency
      - Reservations agent sales summaries
      - Percent of direct/travel agency bookings
      - Top sales agent based on daily/weekly/monthly, as required
      - Days out booking report
      - Earned revenue
      - Unearned revenue

3.1.2 AIRPORT FUNCTIONALITY:

      - Agent Logon Security
      - Aircraft Versions, for seating, as required
      - Boarding Passes
      - Canceled/Confirmed flight Passenger Lists, as required
      - Check-in any number of passengers at a time, booked on same PNR
      - Connection Name List
      - Efficient, easy to use check-in program
      - Flight Data and History, as required
      - Flight manifest printing/faxing available
      - Flight close / lock capability
      - General Information Display
      - Group PNR List, as required
      - Inventory Display
      - Non-Revenue Passenger List
      - No-Show Passenger List
      - On-Line Help Screens
      - Passenger Check-In / Displays
      - Receipt/invoice printing at ticket counter
      - Seat Assignment Control
      - Special Service Requests
      - Third Party Handling Security, as required
      - Unaccompanied Minor Information
      - Send internal messages to other stations
      - Optionally, supports pre-assigned seating or use of boarding cards, system generated check-in number
      - Update flight information/following data, including Irregular Operations (IROP)
      - Passenger Name List Displays
      - Support for interfacing with SITA or ARINC messaging services
      - Capability and option to print boarding passes
      - Capability and option to print baggage tags

3.1.3 FLIGHT SCHEDULE FUNCTIONS

      - Build non-stop flight legs and Create direct/connecting flights with multiple flight legs, as required
      - Ability to create direct/connecting flights from existing non-stop flight legs
      - Change any flight segment (number, times, etc.) all on-line with automated Queuing and Protection
      - Print flight schedules, as required
      - Offline creation & modification ability prior to live activation

3.1.4 MARKETING REPORTS

      - Batch printing/faxing of ticketless receipts
      - Passengers by Originating and Terminating Cities
      - Load Factors by Market, Time-of-Day, etc., as required

3.1.5 OPERATIONS FUNCTIONALITY:

      - Aircraft Version / Configuration / Data, as required
      - AVS tables - Set Au's for CRSs and OpenRes independently
      - Batch programs and Booking ranges
      - Manifest reporting / PNL queuing capability for delayed flights

      - Direct Reference System - easy-to-use
      - Emergency Passenger Name List lock, as required
      - Fares Maintenance
      - Flight information control and display
      - Group control, as required
      - Historical Passenger Name List
      - Historical No Show
      - Inventory control
      - Inventory maintenance
      - Inventory reconciliation
      - Load Factor Displays
      - Meals Boarded and Catering Report Displays
      - Management reports
      - Office queue
      - Pricing maintenance
      - Security control
      - System schedule maintenance
      - Display of Through and Connecting Passengers
      - Teletype messaging, as required
      - Delay code table

3.1.6 PASSENGER OPERATION FUNCTIONS:

      - Air Carrier Information - policies and procedures
      - Flight Following System -for station, operations and reservations agents
      - Flight Schedule Database Management - O&D, begin/end dates, fares, taxes, PFCs
      - Meal Information - tracks name and type of meal by flight for catering reports
      - Operations Reports
      - System Administration Menus - on-demand reports, as required

3.1.7 RESERVATIONS FUNCTIONS:

      - Auto Quality Control - to prevent PNR errors
      - Daily Reservations File Database Management
      - Easy-to-Learn and Use Reservations Screens
      - Flight Availability / Flight Information
      - Integrated Fare Quoting and Itinerary Pricing
      - Itinerary Faxing capability
      - Manual Override PNR Maintenance - by security logon
      - Reservations Reports
      - Travel Agency Database Management

3.1.8 STATIONS FUNCTIONS:

      - Airport Add/Collects - cash, charge or combinations of other media
      - Baggage Check-In and Positive Bag Match capability.
      - Cash-out / Sales by Agent
      - Check-In Passenger Functions - Easy-to-Use and Train
      - Check-In and Booking for Airport Locations
      - Flight Following Input and Retrieval
      - Historical Manifests
      - Historical No-Shows
      - Ability to create or modify PNR's real-time

        -  Gender count reporting for weight and balance calculation

3.1.9 OPEN SKIES will provide power interruption protection to Customer by using uninterruptable power supply (UPS) devices for the computer systems running OPENRES.

3.2   FLIGHTSPEED (Graphical User Interface).

3.2.1   RESERVATION CALL CENTER:

        -  Login/Logout

        -  Password change (manual and automatic)

        -  Scratch Pad

        -  Online help

        -  General Reference

        -  Availability - automatically searches multi airport cities

        -  Online calendar

        - Availability searches by (a) flight type (b) fare class (c) maximum fare (d) day of week

        - View available flights (a) sort flights by either time or type (b) view total price, person and total cost (c) view totals in multiple currencies (d) view flight rules (e) view manifest and standby lists (f) create a standby or overbook passenger (g) view flight following

        -  Reserved flights (a) view tax break down for each flight/passenger
           (b) fare override

        -  Enter passenger name, gender, title & special service code/infant.

        -  Three address lines, four phone number fields

        -  Name / Address retrieval capability from stored phone number

        - Ability to issue itinerary by (a) mail (b) fax (c) airport or send to airline email server

        - Forms of payment (a) credit cards (b) credit files (c) cash (d) check (e) Hold (f) agency, etc.

        -  Ability to create credit shells and files.

        -  Enter comments for (a) freeform (b) manifest (c) itinerary

        -  Airline defined Mandatory comments entered automatically

        - Ability to create up to 6 default comments per category (a) freeform (b) manifest (c) itinerary

        -  End Record

        - Retrieve PNR by reservation number, last record retrieved or last modified

        -  Expired hold database search

        -  Ability to restore PNR from Holds pending available inventory

        - PNR search capability by (a) name (b) phone number (c) credit card number (d) agency number (e) last 10 modified records (f) last 10 ended records (g) parent/child of a divided record (h) name and city pair (i) name and origin/destination (j) name and travel date

        -  Flight Information Displays

        - Ability to create daily airline specific note pages for company updates

        -  Send and process queues

        -  Complete history of all changes to PNR

        -  Delete passenger with no flown segments

        -  Ability to inhibited passenger flown segment cancellation

        - Automatic payment verification (credit card confirmed, pending or declined)

        -  Built in user security from server

        -  Service fees

        -  Print itinerary through server printers

        -  Credit history

        -  Four customizable main screen backgrounds.

        -  Main screen fonts and colors customizable.

        -  Company-wide ability to access fully functional training system

        -  Airline defined preferences (a) availability (b) name and address
           (c) payments (d) misc.

3.3  REVENUE MANAGEMENT SYSTEM. ((AS APPLICABLE))

3.3.1  GENERAL

        -  Supports as many as 26 fare classes

        -  Supports up to three cabins per departure

        - Interfaces directly with information extracted from the OpenRes Reservation Services Hardware and Software

        - Optionally, capable of enabling system use of any ODBC capable database.

3.2.2  DEMAND FORECASTING:

        -  Probabilistic based

        -  Uses historical and current booking patterns

        -  Influenced by seasonal booking patterns

        -  Influenced by special events and holidays as specified by the user

        -  Forecasts remaining demand, no-shows and go-shows by class

3.3.3  OPTIMIZATION MODEL:

        -  Expected marginal seat revenue based

        -  Optimizes inventory by leg, segment or network

        -  Influenced by up-sell potential

        -  Limited by user specified minimums, maximums and protection levels

        - Determines the optimal authorization structure that maximizes revenue

        -  Calculates the revenue improvement from recommended authorizations

        - Loads recommended authorizations automatically or waits for user approval

3.3.4  OVERBOOKING MODEL:

        -  Uses remaining demand, no show, and go show forecasts

        -  Controlled by user specified cost of denied boarding.

        - Determines overbooking level that minimizes empty seat and denied boarding costs

        - Loads recommended overbooking levels automatically or waits for user approval

3.3.5  FARE CONTROL AND DECISION SUPPORT TOOL:

        - Creates, loads, modifies and discontinues fares in the OpenRes Reservation Services Hardware and Software

        - Allows user to maintain complete control of pricing, promotions, restrictions, etc.

        -  Group decision support and pricing tool

        -  Competitive fare analysis tool for customers with ATPCO access

3.3.6  INTERACTIVE USER TOOL:

        -  Orders recommended authorizations by highest revenue opportunity

        - Sophisticated "what-if" tool allows analysts to apply their own market knowledge

        -  Full set of analysis queries and management reports

        -  Powerful report wizard for easy reports created how you want

        -  Rich interactive query and graphing tool

        - Automatically prints, faxes or e-mails reports and graphs nightly as scheduled by user

        - Complete control of events, markets, security and system configuration

        - Performance and feedback reports let your airline track system results

        - Graphical agent communicates advice, warnings and status messages verbally to user

        -  Extensive on-line user help system

3.4  GLOBAL DISTRIBUTION SYSTEM (GDS) CONNECTIVITY

        -  Ability to accept / process IATA standard type-B booking requests

        -  Ability to confirm CRS bookings with ticket number notification

        - Ability to auto-cancel or hold when payment not received, reply message sent to travel agency

        -  Accept and process MVT messages for flight information updates

        -  CRS notification of Automatic Schedule Change (ACS) messages

        -  Teletype message send / receive

        -  Teletype queue handling capability

        -  Generation of outbound BSM messages

        - Automated handling of (a) name change (b) initial booking (c) change (d) cancel requests

        -  ARC/IATA number validation against agency table in OpenRes

        -  Last seat availability

        -  Automated credit file creation for cancellation requests

        -  Creation of outgoing AVS messages

        - Automatic queuing of divided or reduced records. Ability to send a GDS response message with the change.

        - Adjustable hold and cancellation processing if payment not received.

        -  GDS-CRS / OpenRes record locator cross reference table

3.4.1  (TICKETED, TYPE B):

        - Product availability for the following third party GDS: SABRE, Worldspan, Galileo and Amadeus. Customer is required to negotiate and maintain the appropriate agreements for this connectivity

        - Supports the use of third party SITA network for transmission of high speed Type B messages

        -  Host to host direct messaging capability with SABRE and Worldspan.

3.4.2  (INSTANT PAY):

        - Currently available for the following third party GDS: SABRE, WorldSpan and Galileo. Customer is required to negotiate and maintain the appropriate agreements for this connectivity

        -  Requires a X.25 gateway (a PC with ICON interface card).

        -  Supports a credit card authorization via host

        -  Allows for nightly, automated settlement processing

3.5  TAKE FLIGHT INTERNET ONLINE BOOKING SYSTEM

        -  Availability inquires by city pair

        -  Supports Internet Explorer and Netscape Browsers

        -  Individual Date or Date Range searches

        -  Secure credit card authorization and confirmation

        - Optional customization to match Customer's functional and graphical requirements

        -  Concise booking process

        -  Calendar and detail options

        -  Receipt processing

        -  Utilizes JavaScript

        - Supports multiple fare configurations: lowest fare per flight; Internet special fare; and multiple fares per flight.

        -  Supports triangular flights and open-jaw flights and searches.

3.6  INFOPAK REPORTS (Standard, Preformatted).

      - AGENCY AGING REPORT: Displays travel agency reservations or all reservations with payment(s) past due.
      - AGENT COMMISSION: Displays all initial bookings, additions to reservation and cancellations by transaction date and currency.
      - BOOKING BY AGENT: Displays individual user booking performance by booking date(s).
      - BOOKINGS BY ORIGIN: Displays segments sold by originating city based on booking date.
      - CAPACITY/LID REPORT: This report displays capacity/lid inventory by flight date.
      - CAPACITY REPORT: Displays booking information by flight date and capacity or lid.
      - CHECK-IN REPORT: Displays the names/number of passengers booked and those that checked-in.
      - CITY PAIR EARNED/UNEARNED REVENUE REPORT: Displays summary/detail information by flight date, city pair, flight number and whether the reservation was booked directly with the airlines or a Travel Agency.
      - CREDIT BALANCE REPORT: Displays all reservations by booking date that are less than zero (i.e. credit balances).
      - CREDIT FILE COMMISSION REPORT: Displays all IATA and ARC record locators that have a Credit File entry.
      - CREDIT FILE REPORT: Displays all credit file entries by date, credit code and whether you want to see zero balances or not.
      - DAYS OUT BOOKING: Displays travel date statistics from a specific booking date.
      - DUPLICATE BOOKING REPORT: Displays passengers booked on more than one reservation for the same flight and date.
      - ENPLANEMENT/DEPLANEMENT REPORT: Displays the number of passengers enplaning/deplaning a city by flight date.
      - FEES/DISCOUNTS BY DATE REPORT: Displays date fees/discounts are entered.
      - FLIGHT CLOSE: Displays the final flight close-out generated by flight date and city pair27
      - FLIGHT LINE REPORT: Displays passenger counts for an entire flight routing 30
      - FLIGHT LOAD REPORT: Displays how many passengers are boarding, traveling through and checked for a particular city by flight date.
      - FLIGHT MANIFEST: Displays all passengers booked on a particular flight by origin and destination.
      - FLIGHT SPECIFIC LOAD FACTOR: Displays the load factor for non-stop, direct and connecting passengers by flight date, origination city, destination city, flight number and load based on capacity or lid.
      - INVENTORY REPORT: Displays seats sold by flight date and flight number.
      - LOAD FACTOR SEARCH REPORT: Displays load factor for non-stop, thru and connecting passengers by flight date, load factor percentage, above or below load factor and capacity or lid.
      -  PAYMENT BATCH REPORT: Displays payments by batch date.
      - PAYMENT RECEIPT REPORT: Displays all payment types entered by individual agents or all agents in a department.
      - PAYMENT REPORT BY AGENCY, CURRENCY AND TYPE: Displays payments for a specific agency or all agencies with an option to see a specific currency or all currencies by payment type.
      - PAYMENT SUMMARY/DETAIL REPORT: Displays summary/detail information about payments.
      - PAYMENT TOTALS: Displays all payment types entered for a requested date or date range.
      - PNR OUT OF BALANCE REPORT: Displays by currency, reservations, which have a credit or balance due.
      - PROCESS QUEUE REPORT: Displays itinerary printing information entered in the ticketing field.
      - REVENUE BY BOOKING: Reports number of seats and monetary amount booked, held and confirmed by booking date.
      - REVENUE BY FLIGHT DATE: Reports summary or detail revenue by flight date, earned, unearned or both and load based on capacity or lid.
      - REVENUE BY MILE: Reports base and gross revenue by seat mile generated by booking date.
      - SALES SUMMARY DETAIL REPORT: Displays summary/detail information of sales by payment date, department and if it is confirmed or unconfirmed.
      - SEAT REPORT: Displays seat assignments for a specific flight date, flight number, origin & destination.

      - SEATING ZONE REPORT: Displays seating location by row, flight date, flight number, origin & destination.
      - UNAPPROVED PAYMENTS: Displays all credit card payments, by payment date, that are currently pending or have been declined.
      - OTHER OPTIONAL OR CUSTOMER REPORTS: May be available or customizable at an additional charge


4.  EQUIPMENT SPECIFICATIONS.

4.1  FLIGHTSPEED PC/WORKSTATION MINIMUM REQUIREMENTS.

      - HP compatible computer with a Intel Pentium class processor (any speed). This includes Pentium, Pentium II and III class machines but excludes Celeron based systems or non-Intel brand based processors.
      -  BIOS and Operating System must be year 2000 compliant
      - Minimum of 500 MB of hard disk space for operating system and OPEN SKIES software
      -  Windows 95/98 operating system
      - 15" color SVGA monitor (minimum of 800x600 resolution). Recommend non-interlaced monitors.
      -  Minimum of 16 Megabytes of RAM (32 Meg. preferred)
      -  10/100 Network Interface Card (TCP/IP protocol)
      -  Mouse

4.2  TAKEFLIGHT INTERNET BOOKING SYSTEM SERVER, MINIMUM REQUIREMENTS

      - Server class machine required, minimum processor type Intel Pentium II, 300 Mhz or greater
      -  BIOS and Operating System must be year 2000 compliant
      -  Requires Windows NT 4.0+ running IIS 3+ or UNIX operating system
      -  256 Megabytes of RAM
      - Minimum of 2 Gigabytes of hard disk space for operating system and software
      -  Firewall equipment and related software
      - Dedicated access to Internet with sufficient bandwidth for expected volume
      -  Secure Socket Layer Encryption. VeriSign is recommended.

4.3  REVENUE MANAGEMENT SYSTEM PC/WORKSTATION MINIMUM REQUIREMENTS.
     (AS APPLICABLE)

      -  300 MHz Intel Pentium II Processor with MMX (or faster)
      -  128 MB RAM (or higher)
      -  19" Monitor (or larger)
      -  6.4 Gigabytes of Hard Disk Space for Operating System and Software
      -  8 MB 3D AGP Video Graphics Card
      -  SoundBlaster Compatible Sound Card with Speakers (optional)
      -  10/100 MB Network Card (with 100 MB network, end to end)
      -  56K Modem (with dedicated analog line)
      -  3.5" Floppy Disk Drive
      -  24X CD-ROM Drive
      - Internal 1 GB Iomega Jazz Drive with two (2) Jazz Disks (or more, based on backup)
      -  30-Minute capable UPS (Uninterrupted Power Supply)

      -  Microsoft Windows 95/98 or Windows NT Workstation 4.0
      - Microsoft Internet Explorer 4.01 (with LAN Internet Access and Internet Email)
      -  Microsoft Office 97 Professional
      -  WRQ Reflection for HP with NS/VT 5.2
      -  Nico Mak Computing, Inc. WinZip 6.3
      -  Symantec pcAnywhere32 8.0

5.  TELECOMMUNICATIONS & NETWORK SPECIFICATIONS.

5.1 TELECOMMUNICATIONS. Customer must already have or must install the necessary equipment and circuits to support their primary call center sites and remote locations, including field stations. OPEN SKIES requires a network supporting TCP/IP protocols.

5.2 IP ADDRESSING. OPEN SKIES requires that all hosted Customers use Internet Registered IP addresses on all client workstations or devices that require connectivity to the OPEN SKIES Host Reservation Services. Alternatively, OPEN SKIES requires a NAT (Network Address Translation) router to be installed behind the OPEN SKIES gateway router. The NAT must then have the Internet Registered IP address.

5.3 CUSTOMER PROVIDED DATA CIRCUITS. OPEN SKIES requires Customer to review proposed primary or backup data circuit(s) prior to a third party agreement and installation. Where possible, OPEN SKIES will use reasonable effort to provide all necessary specifications and extend management of the data circuit as permitted by the Customer and the third party supplying the data circuit(s).

6.   FUTURE ENHANCEMENTS.

     Enhancements that are developed for general use and mutual benefit of other Hosted Reservation System customers will include Customer. Such enhancements may include general product improvements or upgrades and regulatory or technical compliance upgrades at the discretion of OPEN SKIES. Customer will be invited and included in future User Group meetings or conferences. Additionally, OPEN SKIES will use reasonable judgement in extending future developed enhancements to Customer or to enlist Customers assistance in beta testing newly developed enhancements.

7.   CUSTOMER DESIRED FUTURE ENHANCEMENTS.

     OPEN SKIES acknowledges Customers' expressed interest in certain feature and product enhancements as described below. OPEN SKIES will consider these future enhancement projects sponsored by the Customer as described in Exhibit B, Section 3.2 or as they are generally available to other customers of OPEN SKIES Host Reservation Services.

     - AMADEUS INSTANT PAY ENHANCEMENT. OPEN SKIES will offer the Customer future developed technology for connectivity to Amadeus at Instant Pay level as such enhancement is generally available for other hosted customers. Alternatively, Customer may sponsor a project to request this enhancement on a project basis.

     - AIRPORT KIOSK PASSENGER BOOKING FEATURE. OPEN SKIES acknowledges Customers' interest for a future enhancement, which would enable a passenger to book a flight and enter payment, using the Airport Kiosk.

     - AIRPORT KIOSK FAA SECURITY CHECK FEATURE. This feature could potentially alleviate the need for Customer's airline agents to question each passenger on security and baggage, depending on proper adherence to current regulations. Customer shall be responsible for any regulatory compliance in such matters.

     - TAKEFLIGHT SEAT ASSIGNMENT FEATURE. This feature could add functionality for passengers' choice of either window or aisle seating when a passenger books a reservation using TakeFlight via the Internet.

     - PASSENGER FLIGHT HISTORY FEATURE. OPEN SKIES acknowledges Customers' interest in the availability of passenger flight history information to reservation agents.

                                   EXHIBIT B
                              SERVICE FEE SCHEDULE

1.  SERVICE FEES

1.1 MONTHLY FEES. The Minimum Monthly Fee, listed in Exhibit B, Section 1.1.1, will apply each month unless the Segment Fee described in Exhibit B, Section 1.1.2, is greater in which case the Segment Fee shall apply for the applicable month and segment transactional volume. The Customer must report the numbers of Segments monthly. The single tier applicable to the total monthly volume determines the Segment Fee for the applicable month. Payments for the TAKE FLIGHT Server Fees are in addition each month, irrespective of the Minimum Fee and Segment Fee.

1.1.1 MINIMUM FEE

------------------------------------------------------------- -------------------------------
                 MINIMUM FEE                                                RATE
------------------------------------------------------------- -------------------------------
COMPLETION OF IMPLEMENTATION SERVICES UNTIL FIRST FLIGHT                 [****]
------------------------------------------------------------- -------------------------------
FIRST FLIGHT UNTIL 9TH MONTH AFTER FIRST FLIGHT                          [****]
------------------------------------------------------------- -------------------------------
10 MONTHS TO 18 MONTHS AFTER FIRST FLIGHT                                [****]
------------------------------------------------------------- -------------------------------
19 MONTHS TO 27 MONTHS AFTER FIRST FLIGHT                                [****]
------------------------------------------------------------- -------------------------------
28 MONTHS TO 36 MONTHS AFTER FIRST FLIGHT                                [****]
------------------------------------------------------------- -------------------------------
37 MONTHS AFTER FIRST FLIGHT AND LATER                                   [****]
------------------------------------------------------------- -------------------------------

1.1.2 SEGMENT FEE

--------------------------------------------------  ------------------------------------------
                SEGMENT FEES                                              RATE
--------------------------------------------------  ------------------------------------------
     0 TO  79,999 SEGMENTS/MONTH                                         [****]
--------------------------------------------------  ------------------------------------------
 80,000 TO 166,999 SEGMENTS/MONTH                                        [****]
--------------------------------------------------  ------------------------------------------
167,000 TO 249,999 SEGMENTS/MONTH                                        [****]
--------------------------------------------------  ------------------------------------------
250,000 TO 416,999 SEGMENTS/MONTH                                        [****]
--------------------------------------------------  ------------------------------------------
417,000 TO 499,999 SEGMENTS/MONTH                                        [****]
--------------------------------------------------  ------------------------------------------
500,000 TO 583,999 SEGMENTS/MONTH                                        [****]
--------------------------------------------------  ------------------------------------------
584,000 TO 666,999 SEGMENTS/MONTH                                        [****]
--------------------------------------------------  ------------------------------------------
667,000 TO 749,999 SEGMENTS/MONTH                                        [****]
--------------------------------------------------  ------------------------------------------
750,000 TO 833,999 SEGMENTS/MONTH                                        [****]
--------------------------------------------------  ------------------------------------------
834,000 AND HIGHER                                                       [****]
--------------------------------------------------  ------------------------------------------

----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

1.1.2.1 In the case where a passenger on a direct flight makes a stop en-route will be considered to have flown only one segment so long as (a) the entire direct flight has the same flight number and (b) the passenger remains on the same plane for the entire flight.

1.1.3 TAKE FLIGHT SERVER FEES

--------------------------------------------------  ------------------------------------------
          TAKE FLIGHT SERVER FEES                            TAKE FLIGHT SERVER RATE
            (APPLIED MONTHLY)
--------------------------------------------------  ------------------------------------------
     0 TO  79,999 SEGMENTS/MONTH                           [****]
--------------------------------------------------  ------------------------------------------
 80,000 TO 166,999 SEGMENTS/MONTH                          [****]
--------------------------------------------------  ------------------------------------------
167,000 TO 249,999 SEGMENTS/MONTH                          [****]
--------------------------------------------------  ------------------------------------------
250,000 TO 416,999 SEGMENTS/MONTH                          [****]
--------------------------------------------------  ------------------------------------------
417,000 TO 499,999 SEGMENTS/MONTH                          [****]
--------------------------------------------------  ------------------------------------------
500,000 TO 583,999 SEGMENTS/MONTH                          [****]
--------------------------------------------------  ------------------------------------------
584,000 TO 666,999 SEGMENTS/MONTH                          [****]
--------------------------------------------------  ------------------------------------------
667,000 TO 749,999 SEGMENTS/MONTH                          [****]
--------------------------------------------------  ------------------------------------------
750,000 TO 833,999 SEGMENTS/MONTH                          [****]
--------------------------------------------------  ------------------------------------------
834,000 AND HIGHER                                         [****]
--------------------------------------------------  ------------------------------------------

1.1.3.1 TAKE FLIGHT SERVER FEE CAP. The server transaction fee will be applied each time OPEN SKIES Host Reservation Service is polled for data using the Take Flight Internet Booking software. OPEN SKIES will measure the number of server transactions per month, reporting this total on an invoice at the conclusion of each month. No more than 40 server transactions per actual Internet booking will be charged to the Customer.

1.1.4 MESSAGE CHARGES

---------------------------------------------  ------------------------------------------
            MESSAGES PER SEGMENT                        INCREASE IN SEGMENT FEE
---------------------------------------------  ------------------------------------------
  0 TO 19                                                     [****]
---------------------------------------------  ------------------------------------------
  20 TO 39                                                    [****]
---------------------------------------------  ------------------------------------------
  40 TO 59                                                    [****]
---------------------------------------------  ------------------------------------------
  60 TO 79                                                    [****]
---------------------------------------------  ------------------------------------------
  80 TO 99                                                    [****]
---------------------------------------------  ------------------------------------------
  GREATER THAN 100                                            [****]
---------------------------------------------  ------------------------------------------

----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

2. PRODUCT FEES

=============================== ========================= ============= ==================== ================
                                                                           IMPLEMENTATION
                                          UNITS              MONTHLY       OR CONVERSION
         PRODUCT DESCRIPTION            INCLUDED               FEE              FEES            OTHER FEES
------------------------------- ------------------------- ------------- -------------------- ----------------
  HOSTED RESERVATION SERVICES       UNLIMITED USERS         REFER TO          [****]
                                                          MONTHLY FEES
------------------------------- ------------------------- ------------- -------------------- ----------------
FLIGHTSPEED GRAPHICAL INTERFACE   500 CONCURRENT USERS         N/A            [****]          [****]

------------------------------- ------------------------- ------------- -------------------- ----------------
         E-TICKETING                UNLIMITED USERS            N/A
------------------------------- ------------------------- ------------- -------------------- ----------------
    AIRPORT CHECK-IN SYSTEM       300 CONCURRENT USERS         N/A                            [****]

------------------------------- ------------------------- ------------- -------------------- ----------------
   AIRPORT KIOSKS (CHECK-IN)        UNLIMITED USERS            N/A
------------------------------- ------------------------- ------------- -------------------- ----------------
      CUSTOMER DATABASE         5 MILLION RECORD CAPACITY   INCLUDED                          [****]


------------------------------- ------------------------- ------------- -------------------- ----------------
       INFOPAK REPORTS              UNLIMITED USERS            N/A
------------------------------- ------------------------- ------------- -------------------- ----------------
  CONNECTPAK GDS CONNECTIVITY       UNLIMITED USERS                           [****]



------------------------------- ------------------------- ------------- -------------------- ----------------
 TAKE FLIGHT INTERNET BOOKING     UNLIMITED BOOKINGS        REFER TO        [****]             [****]
                                                            EXHIBIT B,
                                                          SECTION 1.1.3
------------------------------- ------------------------- ------------- -------------------- ----------------
REVENUE MANAGEMENT SYSTEM (RMS)      NOT INCLUDED                                               [****]




------------------------------- ------------------------- ------------- -------------------- ----------------
       SUPPORT OPTION                24 HRS x 7 DAYS                                            [****]
                                     BASE & INITIAL
                                    SUPPORT INCLUDED
=============================== ========================= ============= ==================== ================

----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

3. OTHER FEES

3.1 SUPPORT FEES

--------------------------------------------------------------------------------------
RESPONSE CENTER SUPPORT                                                   MONTHLY FEES
--------------------------------------------------------------------------------------
INITIAL SUPPORT

For first (30) days after implementation, (10) ten available hours          [****]
of included Response Center Support.
--------------------------------------------------------------------------------------
BASIC SUPPORT

After Initial Support, (5) monthly available hours of included              [****]
Response Center Support.
--------------------------------------------------------------------------------------

3.2 CUSTOM SERVICES

--------------------------------------------------------------------------------------
CUSTOM & CONSULTING SERVICES                                   RATE
--------------------------------------------------------------------------------------
Custom Enhancements & Development                  [****]
--------------------------------------------------------------------------------------
Business Consulting Services                       [****]
--------------------------------------------------------------------------------------
Dedicated Account Management                       [****]
--------------------------------------------------------------------------------------
Additional Response Center Support Hours           [****]
--------------------------------------------------------------------------------------


4. SECURITY DEPOSIT. OPEN SKIES received a security deposit evidenced by a check from Customer in the amount of $[****] on April 12, 1999. With this $[****] security deposit, Customer has agreed to the terms and conditions of the OPEN SKIES system proposal dated March 29, 1999. OPEN SKIES will return the security deposit to the Customer, without penalty, if both parties fail to approve this Agreement.

5. PAYMENT OF IMPLEMENTATION AND INSTALLATION FEES. Immediately upon signing of this Agreement, the $[****] security deposit made on April 12, 1999 will become the deposit for implementation and installation fees. The remaining balance of the remaining implementation and installation fees are due and payable (3) three days after the first reservation is made using the Host Reservation Services.

6. CREDITS DURING FIRST (9) MONTHS AFTER FIRST FLIGHT. During the first (9) nine months after the Customer's First Flight, the Customer may accumulate up to [****] worth of credit for each month during the period where the calculation of the applicable Segment Fee is less than the monthly Minimum Fee. This credit may be applied for any subsequent month during this first
(9) nine month period where the applicable Segment Fee is higher than the applicable monthly Minimum Fee, providing that the credit is only applied for Segment Fee amounts in excess of the monthly Minimum Fee. Under no circumstances will the Customer pay a lesser amount than the monthly Minimum Fee or be allowed to carry forward credits past this initial period.

----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                            EXHIBIT C

                        CUSTOMER CONTACTS

1. CUSTOMER CONTACTS

1.1 CUSTOMER ACCOUNT LIAISON. Customer agrees that the following individual is authorized to communicate with OPEN SKIES and make decisions on behalf of Customer with respect to account management, project funding, performance, payment and other commercial issues with respect to the Host Reservation Services. Any project estimates costing more than $5,000 to develop will require approval in writing by an authorized officer, if different than the Customer Account Liaison, before development commences.

    NAME:

    ADDRESS:

    TELEPHONE:

    FACSIMILE:

    E-MAIL:

1.2 AUTHORIZED SUPPORT CONTACTS. Customer may designate up to three (3) Authorized Support Contacts. The Authorized Support Contacts shall be the only persons authorized to access OPEN SKIES' telephone and Internet technical support systems (described in Exhibit A) on behalf of Customer:

    NAME:                     PHONE:                    EMAIL:

    NAME:                     PHONE:                    EMAIL:

    NAME:                     PHONE:                    EMAIL:

                                ADDENDUM 1

                            REVENUE MANAGEMENT
                                   AND
                               DASH HOSTING

The purpose of this Addendum 1 is to set forth the mutually agreeable financial terms under which OPEN SKIES provides Revenue Management Services and Dash Hosting Services to Customer.

Unless specifically documented in this Addendum, customer obligations, payment, custom enhancement requests, warranties, intellectual property rights, confidential information, remedies & liability, indemnification, term & termination and other general issues are subject to the same terms and conditions documented on the OPEN SKIES RESERVATION SERVICES AGREEMENT dated July 15, 1999.


1. REVENUE MANAGEMENT SERVICES (RMS)

Reference OPEN SKIES RESERVATION SERVICES AGREEMENT, Exhibit A Section 3.3 (dated July 15, 1999) for specific Revenue Management System product details. Reference OPEN SKIES RESERVATION SERVICES AGREEMENT, Exhibit A Section 4.3 (dated July 15, 1999) for specific Revenue Management System PC/Workstation Minimum Requirements.

OPEN SKIES will implement Revenue Management System at Customer site at its earliest available date after January 6, 2000. Up to a maximum of 2 days on-site by an OPEN SKIES employee will be provided for setup. Up to a maximum of 5 days (not necessarily consecutive days) on-site by an OPEN SKIES employee will be provided for training and review of implementation & usage practices. (Note that travel expenses incurred by OPEN SKIES technical employees to Customer site will be paid by Customer - reference OPEN SKIES RESERVATION SERVICES AGREEMENT, Section 5.2 (dated July 15, 1999)).

Immediately upon signing of this Agreement, fifty percent (50%) of the Revenue Management System software license fee, in the amount of [****] is due and payable. The remaining balance of the Revenue Management System software license fee will be invoiced to Customer 3 days after the Revenue Management System is installed, with payment due within 30 days after the date of such invoice.

This Revenue Management agreement is for a five-year term. However, Customer has the right to terminate this RMS contract thirty (30) months after the RMS solution has been implemented, provided Customer gives at least 90 days written notice. In the event of early termination, OPEN SKIES will not refund any portions of the RMS software license fee.

This Revenue Management agreement is valid only for the exclusive use by the Customer.

1.1 PRODUCT FEES

------------------------------------------------------------------------------------------------
  SERVICE       UNITS INCLUDED       RECURRING FEES        IMPLEMENTATION     OTHER FEES
DESCRIPTION                                                    FEES
------------------------------------------------------------------------------------------------
REVENUE                             [****]
MANAGEMENT                          [****]
SYSTEM          Unlimited Users                                [****]        See Monthly Service
(RMS)                               [****]                                   fees below
------------------------------------------------------------------------------------------------


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

1.2  MONTHLY SERVICE FEES

----------------------------------------------------------------------------------------
     Passenger Volume                             Revenue Management System (RMS) Rate
----------------------------------------------------------------------------------------
0 to 20,000 segments/month                                    [****]
----------------------------------------------------------------------------------------
Next 20,000 segments/month                                    [****]
----------------------------------------------------------------------------------------
Next 20,000 segments/month                                    [****]
----------------------------------------------------------------------------------------
Next 20,000 segments/month                                    [****]
----------------------------------------------------------------------------------------
Additional                                                    [****]
----------------------------------------------------------------------------------------

1.3  SUPPORT FEES

----------------------------------------------------------------------------------------
              HP OPEN SKIES
          RESPONSE CENTER SUPPORT                                      FEES
----------------------------------------------------------------------------------------
INITIAL SUPPORT

For first (30) days after implementation, (10) ten           [****]
available hours of included Response Center Support.
----------------------------------------------------------------------------------------
BASIC SUPPORT

After Initial Support, (5) monthly available hours of        [****]
included Response Center Support.
----------------------------------------------------------------------------------------
ADDITIONAL HOURLY SUPPORT

More than Initial or Base Support Hours or as otherwise      [****]
described in this Agreement.

----------------------------------------------------------------------------------------


1.4  OTHER FEES

----------------------------------------------------------------------------------------
   HP OPEN SKIES OTHER SERVICES                                     FEES
----------------------------------------------------------------------------------------
CUSTOM PROGRAMMING                                     [****]
----------------------------------------------------------------------------------------
DEDICATED ACCOUNT MANAGEMENT                           [****]
----------------------------------------------------------------------------------------
BUSINESS PROCESS AND CONSULTING SERVICES               [****]
----------------------------------------------------------------------------------------

----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

2.  DASH HOSTING SERVICES

OPEN SKIES will configure, install and maintain the necessary data center environment for providing DASH 3000-M&E system Hosting Services to the Customer. This service does not include communication circuits, wireless data services or any remote communication devices including routers, or network hardware. Client personal computers, workstations or other customer devices connected to the OPEN SKIES data center environment are the responsibility of the Customer.

Customer is responsible for entering their data onto the OPEN SKIES data center environment and testing the DASH 3000-M&E application environment. Customer is responsible for ongoing maintenance of all data on the OPEN SKIES data center environment.

Customer is responsible for the payment of all fees to the DASH Group relating to the Customer's use of the DASH 3000-M&E system. Customer is responsible for providing OPEN SKIES ongoing DASH 3000-M&E application updates. Customer agrees to own all issues between Customer and the DASH Group. Customer will also be the liaison for all issues relating to Customer, between OPEN SKIES and the DASH Group.

OPEN SKIES will provide no DASH 3000-M&E application support. With the exception of DASH Hosting Services (including access to the OPEN SKIES data center environment) and any printer setup related items, Customer will contact their appropriate DASH Group contacts directly for issues relating to DASH support services. Customer can reach OPEN SKIES for issues relating to DASH Hosting Support Services through the same OPEN SKIES support channels documented in the OPEN SKIES RESERVATION SERVICES AGREEMENT dated July 15, 1999.

2.1  PRODUCT FEES

DASH Hosting Services will be provided by OPEN SKIES to Customer at "no cost" while the Revenue Management agreement is in effect.

2.2  OTHER FEES

OPEN SKIES Support Service terms and conditions (detailed in OPEN SKIES RESERVATION SERVICES AGREEMENT, Exhibit A Section 2 (dated July 15, 1999)) are applicable for DASH Hosting services. Customer will be charged support hours for all interactions between Customer and OPEN SKIES, except for events relating directly to OPEN SKIES data center environment outages.

In addition to the proceeding, all costs (excluding direct data center environment operating costs) incurred by OPEN SKIES for hosting DASH 3000-M&E for Customer will be billed to Customer. This includes when OPEN SKIES is billed by a third party, OPEN SKIES will be reimbursed by Customer on invoice.

Customer may contact OPEN SKIES for a quotation for any special requests relating to DASH Hosting Services. These special requests are subject additional Service Fees.

SIGNED FOR AND ON BEHALF OF CUSTOMER:

By:   /s/ Thomas E. Kelly
    ------------------------------------------

(Name):  THOMAS E. KELLY
        --------------------------------------

(Title):  EXECUTIVE VICE PRESIDENT
        --------------------------------------

(Date):  8 JANUARY 2000
        --------------------------------------



SIGNED FOR AND ON BEHALF OF OPEN SKIES, INC.

By:   /s/ Gordon P. Evans
    ------------------------------------------

(Name):  GORDON P. EVANS
        --------------------------------------

(Title):  FINANCE
        --------------------------------------

(Date):  JANUARY 10, 2000
        --------------------------------------